Exhibit 10.4

GUARANTEE AND PLEDGE AGREEMENT

dated and effective as of July 12, 2010

among

COLUMBIA LAKE ACQUISITION HOLDINGS, INC.

and

MORGAN STANLEY SENIOR FUNDING, INC.

as Administrative Agent and Collateral Agent

Schedules

Schedule I	Pledged Stock

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GUARANTEE AND PLEDGE AGREEMENT dated as of July 12, 2010 (this “Agreement”) made by COLUMBIA LAKE ACQUISITION HOLDINGS, INC., a Delaware corporation (“Holdings”), in favor of MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent and collateral agent (in such capacity, the “Agent”) for the Secured Parties pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), by and among Holdings, the Borrower (defined as Columbia Lake Acquisition Corp., a Delaware corporation, prior to the Merger and CKE Restaurants, Inc., a Delaware corporation, after the Merger), the Lenders party thereto from time to time, the Agent, Citicorp North America, Inc. and Royal Bank of Canada, as co-syndication agents, and the other parties named therein.

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement.  The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.  Holdings, parent of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.  Accordingly, the parties hereto agree as follows:

ARTICLE I.

Definitions

SECTION 1.01. Credit Agreement

.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement.  All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein.  The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms

.  As used in this Agreement, the following terms have the meanings specified below:

“Agent” has the meaning assigned to such term in the introductory paragraph hereof.

“Agreement” has the meaning assigned to such term in the introductory paragraph hereof.

“Borrower” has the meaning assigned to such term in the introductory paragraph hereof.

“Collateral” means the Pledged Equity and all Proceeds thereof.

“Credit Agreement” has the meaning assigned to such term in the introductory paragraph hereof.

“Holdings” has the meaning ascribed to such term in the introductory paragraph hereof.

“New York UCC” means the Uniform Commercial Code from time to time in effect in the State of New York.

“Obligations” has the meaning assigned to such term in the Credit Agreement.

“Pledged Equity” means all of the Equity Interests of CKE Restaurants, Inc. listed on Schedule I hereto, together with all certificates, options or rights (including any additional Equity Interests of CKE Restaurants, Inc.) of any nature whatsoever that may be issued or granted by CKE Restaurants, Inc. to Holdings while this Agreement is in effect.

“Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Equity, and any and all collections on the foregoing or distributions with respect to the foregoing.

“Requirement of Law” means, with respect to any person, the common law and all federal, state, local and foreign laws, rules and regulations, orders, judgments, decrees and other legal requirements or determinations of any Governmental Authority or arbitrator, applicable to or binding upon such person or any of its property or which such Person or any of its property is subject.

“Secured Parties” has the meaning assigned to such term in the Credit Agreement.

“Subordinated Obligations” has the meaning assigned to such term in Section 6.01.

“Termination Date” means the earliest to occur of (i) the date when all the Obligations (other than contingent or unliquidated obligations or liabilities not then due) have been paid in full in cash or immediately available funds and the Lenders and any other Secured Parties have no further commitment to lend under the Credit Agreement, the Revolving Facility Credit Exposure has been reduced to zero (or cash collateralized or supported by back-to-back letter of credit in form and substance and from an issuing bank satisfactory to the Agent and the L/C Issuer) and each L/C Issuer has no further obligations to issue Letters of Credit under the Credit Agreement and (ii) a Borrower Qualified IPO.

ARTICLE II.

Guarantee

SECTION 2.01. Guarantee

.  Holdings unconditionally guarantees to the Agent, for the ratable benefit of the Secured Parties, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations for the benefit of the Secured Parties.  Holdings further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.  Holdings waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment

.  Holdings further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether at the stated maturity, by acceleration or otherwise) and not of collection, and waives any right to require that any resort be had by the Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Agent or any other Secured Party in favor of the Borrower or any other person.

SECTION 2.03. No Limitations, Etc.

(a) Except for termination or release of Holdings’ obligations hereunder as expressly provided for in Section 8.15 and except as provided in Section 2.07, the obligations of Holdings hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise (other than defense of payment or performance).  Without limiting the generality of the foregoing, the obligations of Holdings hereunder, to the fullest extent permitted by applicable law, shall not be discharged or impaired or otherwise affected by, and Holdings hereby waives any defense to the enforcement hereof by reason of:

(i) the failure of the Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

(ii) any rescission, waiver, amendment or modification of, increase in the Obligations with respect to, or any release from any of the terms or provisions of, any Loan Document or any other agreement;

(iii) the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Agent or any other Secured Party for the Obligations;

(iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations;

(v) any other act or omission that may or might in any manner or to any extent vary the risk of Holdings or otherwise operate as a discharge of Holdings as a matter of law or equity (other than the payment in full in cash or immediately available funds  of all the Obligations);

(vi) any illegality, lack of validity or enforceability of any Obligation;

(vii) any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Loan Party or its assets or any resulting release or discharge of any Obligation;

(viii) the existence of any claim, set-off or other rights that Holdings may have at any time against the Borrower, the Agent, any other Secured Party or any other person, whether in connection herewith or any unrelated transactions; provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(ix) any action permitted or authorized hereunder; or

(x) any other circumstance (including without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or any other Secured Party that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrower or Holdings or any other guarantor or surety.

Holdings expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of Holdings hereunder

(b) To the fullest extent permitted by applicable law, Holdings waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the payment in full in cash or immediately available funds of all the Obligations (other than contingent or unliquidated obligations or liabilities).  The Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Loan Party or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of Holdings hereunder except to the extent the Obligations (other than contingent or unliquidated obligations or liabilities) have been paid in full in cash or immediately available funds.  To the fullest extent permitted by applicable law, Holdings waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of Holdings against any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement

.  Holdings agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Contribution; Subrogation

.  In furtherance of the foregoing and not in limitation of any other right that the Agent or any other Secured Party has at law or in equity against Holdings by virtue hereof, upon the failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, Holdings hereby promises to and will forthwith pay, or cause to be paid, to the Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation.  Upon payment by Holdings of any sums to the Agent as provided above, all rights of Holdings arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Section 6.01.

SECTION 2.06. Information

.  Holdings assumes all responsibility for being and keeping itself informed of the financial condition and assets of the Borrower and each other Loan Party, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that Holdings assumes and incurs hereunder, and agrees that none of the Agent or the other Secured Parties will have any duty to advise Holdings of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07. Maximum Liability

.  Anything herein or in any other Loan Documents to the contrary notwithstanding, the Agent, for itself and on behalf of each Secured Party, and Holdings hereby irrevocably agree that the Obligations of Holdings at any time shall be limited to the maximum amount as will result in the Obligations of Holdings under this Agreement not constituting a fraudulent transfer or conveyance for purposes of the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement and the Obligations of Holdings hereunder.

SECTION 2.08. Payment Free and Clear of Taxes

.  Any and all payments by or on account of any obligation of Holdings hereunder or under any other Loan Document shall be made free and clear of, and without deduction for, any Indemnified Taxes or Other Taxes on the same terms and to the same extent that payments by any Loan Party are required to be made pursuant to the terms of Section 2.18 of the Credit Agreement.  The provisions of Section 2.18 of the Credit Agreement shall apply to Holdings mutatis mutandis.

ARTICLE III.

Pledge of Securities

SECTION 3.01. Pledge

.  As security for the payment or performance, as the case may be, in full of the Obligations, Holdings hereby assigns and pledges to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of Holdings’ right, title and interest in, to and under the Collateral.

TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02. Delivery of the Collateral

.

(a) Holdings agrees promptly (and in any event, within 45 days after the acquisition (or such longer time as the Agent shall permit in its reasonable discretion)) to deliver or cause to be delivered to the Agent, for the benefit of the Secured Parties, any and all Pledged Equity.  Upon delivery to the Agent, any Pledged Equity shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request.  Each delivery of Pledged Equity shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I (or a supplement to Schedule I, as applicable) and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Equity.  Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03. Representations and Warranties

.  Holdings, represents and warrants to and with the Agent, for the benefit of the Secured Parties, that:

(a) the Pledged Equity listed on Schedule I constitutes all of the issued and outstanding Equity Interests of CKE Restaurants, Inc. issued to Holdings;

(b) all the shares of Pledged Equity have been duly and validly issued and are fully paid and nonassessable;

(c) Holdings is and will continue to be, subject to any transfers made in compliance with the Credit Agreement, the record and beneficial owner of, and has good title to, the Pledged Equity listed on Schedule I to be pledged by Holdings, free of any and all Liens, except the Lien created by this Agreement and Liens permitted by Article VIA of the Credit Agreement;

(d) Holdings will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Collateral, other than pursuant to a transaction permitted by the Credit Agreement and will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens, however arising, of all persons;

(e) other than as set forth in the Credit Agreement or the schedules thereto, and except for restrictions and limitations imposed by the Loan Documents or securities laws generally or otherwise permitted to exist pursuant to the terms of the Credit Agreement, the Collateral is and will continue to be freely transferable and assignable, and none of the Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Collateral Stock hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Agent of rights and remedies hereunder;

(f) Holdings has the power and authority to pledge the Collateral pledged by it hereunder in the manner hereby done or contemplated;

(g) other than as set forth in the Credit Agreement or the schedules thereto, no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect); and

(h) by virtue of the execution and delivery by Holdings of this Agreement and upon delivery of any certificates representing Pledged Equity duly endorsed in blank and the completion of the filing specified on Schedule II hereto, the Lien granted pursuant to this Agreement will constitute a legal, valid and perfected Lien on the Collateral in favor of the Agent, for the benefit of the Secured Parties.

SECTION 3.04. [Intentionally Omitted]

.

SECTION 3.05. Registration in Nominee Name; Denominations

.  The Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Equity in the name of Holdings, endorsed or assigned in blank or in favor of the Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent).  Upon the occurrence and during the continuance of an Event of Default, Holdings will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Equity registered in the name of Holdings.  If an Event of Default shall have occurred and be continuing, the Agent shall have the right to exchange the certificates representing Pledged Equity for certificates of smaller or larger denominations for any purpose consistent with this Agreement.  Holdings shall use its commercially reasonable efforts to cause any Subsidiary that is not a party to this Agreement to comply with a request by the Agent, pursuant to this Section 3.05, to exchange certificates representing Pledged Equity of such Subsidiary for certificates of smaller or larger denominations.

SECTION 3.06. Voting Rights; Dividends and Interest, etc.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Agent shall have given notice to Holdings of the Agent’s intention to exercise its rights hereunder:

(i) Holdings shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Collateral or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights and remedies of any of the Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) The Agent shall promptly execute and deliver to Holdings, or cause to be executed and delivered to Holdings, all such proxies, powers of attorney and other instruments as Holdings may reasonably request for the purpose of enabling Holdings to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Holdings shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents, and applicable laws; provided that, any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Equity or received in exchange for Pledged Equity or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by Holdings shall be promptly (and in any event, within 45 days of its receipt (or such longer time as the Agent shall permit in its reasonable discretion)) delivered to the Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Agent).

(b) Upon the occurrence and during the continuance of an Event of Default and after notice by the Agent to Holdings of the Agent’s intention to exercise its rights hereunder, all rights of Holdings to dividends, interest, principal or other distributions that Holdings is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested, for the benefit of the Secured Parties, in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions.  All dividends, interest, principal or other distributions received by Holdings contrary to the provisions of this Section 3.06 shall not be commingled by Holdings with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Agent).  Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this paragraph (b) shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02.  After all Events of Default have been cured or waived and the Borrower has delivered to the Agent a certificate to that effect, the Agent shall promptly repay to Holdings (without interest) all dividends, interest, principal or other distributions that Holdings would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and after notice by the Agent to Holdings of the Agent’s intention to exercise its rights hereunder, all rights of Holdings to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Agent, for the benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Agent shall have the right from time to time following and during the continuance of an Event of Default to permit Holdings to exercise such rights.  After all Events of Default have been cured or waived and the Borrower has delivered to the Agent a certificate to that effect, all rights of Holdings to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Agent under paragraph (a)(ii) of this Section 3.06, shall in each case be reinstated.

(d) Any notice given by the Agent to Holdings suspending its rights under paragraph (a) of this Section 3.06 (i) must be given in writing, (ii) may be given to Holdings at the same or different times and (iii) may suspend the rights of Holdings under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV.

Covenants

SECTION 4.01. Covenants

.

(a) Holdings agrees to provide written notice to the Agent within 30 days after any change (i) in its corporate or organization name, (ii) in its identity or type of organization or corporate structure, (iii) in its Federal Taxpayer Identification Number or organizational identification number or (iv) in its “location” (determined as provided in UCC Section 9-307).  Holdings agrees promptly to provide the Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence.  Holdings agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made, or will have been made within any applicable statutory period, under the Uniform Commercial Code or otherwise that are required in order for the Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral, for the benefit of the Secured Parties.

(b) Holdings shall, at its own expense, use commercially reasonable efforts to defend title to the Collateral against all persons and to defend the security interest of the Agent, for the benefit of the Secured Parties, in the Collateral and the priority thereof against any Lien that is not a Lien permitted by Article VIA of the Credit Agreement.

(c) Holdings agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request to better assure, preserve, protect and perfect the security interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the security interest and the filing of any financing statements or other documents in connection herewith or therewith.

(d) Holdings (rather than the Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral and Holdings agrees to indemnify and hold harmless the Agent and the Secured Parties from and against any and all liability for such performance.

(e) Holdings shall not make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as permitted by the Credit Agreement.  Holdings shall not make or permit to be made any transfer of the Collateral except as permitted by Section VIA of the Credit Agreement.

SECTION 4.02. Financing Statements

.  Holdings hereby irrevocably authorizes the Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the New York UCC of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether Holdings is an organization, the type of organization and any organizational identification number issued to Holdings and (ii) a description of collateral that describes such property in any other manner as the Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Collateral.

ARTICLE V.

Remedies

SECTION 5.01. Remedies upon Default

.  Upon the occurrence and during the continuance of an Event of Default, Holdings agrees to deliver each item of Collateral to the Agent on demand, and it is agreed that the Agent shall have the right, subject to the requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate.  The Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof.  Upon consummation of any such sale of Collateral pursuant to this Section 5.01 the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of Holdings, and Holdings hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that Holdings now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Agent shall give Holdings 10 Business Days’ prior written notice (which Holdings agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine.  The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of Holdings (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from Holdings as a credit against the purchase price, and may make payment on account thereof by using any claim then due and payable to such Secured Party from Holdings as a credit against the purchase price and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Holdings therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement and Holdings shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

SECTION 5.02. Application of Proceeds

.  The Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including without limitation all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder or under any other Loan Document on behalf of Holdings, any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document, and all fees owed to the Agent in its capacity as such pursuant to the Loan Documents;

SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the respective amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to Holdings, its successor or assign, or as a court of competent jurisdiction may otherwise direct.

The Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03. [Intentionally Omitted]

.

SECTION 5.04. Securities Act, etc.

  In view of the position of Holdings in relation to the Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Collateral permitted hereunder.  Holdings understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or part of the Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect.  Holdings acknowledges and agrees that in light of such restrictions and limitations, the Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale.  Holdings acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions.  In the event of any such sale, the Agent shall incur no responsibility or liability for selling all or any part of the Collateral at a price that the Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached.  The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells.

ARTICLE VI.

Indemnity, Subrogation and Subordination

SECTION 6.01. Subordination; Subrogation

.

(a) Holdings hereby subordinates any and all debts, liabilities, receivables, advances and other Obligations owed to it by each other Loan Party of whatever nature at any time outstanding (the “Subordinated Obligations”) to the Obligations to the extent and in the manner hereinafter set forth in this Section 6.01:

(i) Prohibited Payments, Etc.  Except during the continuance of an Event of Default, Holdings may receive payments, receivables or advances from any other Loan Party on account of the Subordinated Obligations.  Except as not prohibited by the Credit Agreement, after the occurrence and during the continuance of any Event of Default, however, unless the Required Lenders otherwise agree, Holdings shall not demand, accept or take any action to collect any payment on account of the Subordinated Obligations until the Termination Date.

(ii) Prior Payment of Guaranteed Obligations.  In any proceeding under the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law relating to any other Loan Party, Holdings agrees that the Secured Parties shall be entitled to receive payment in full in cash of all Obligations (including all interest and expenses accruing after the commencement of a proceeding under any Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, whether or not constituting an allowed claim in such proceeding (“post-petition interest”)) before Holdings receives payment of any Subordinated Obligations.

(iii) Turn-Over.  After the occurrence and during the continuance of any Event of Default, Holdings shall, if the Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Secured Parties and deliver such payments to the Agent on account of the Obligations (including all post-petition interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of Holdings under the other provisions of this Agreement.

(iv) Agent Authorization.  After the occurrence and during the continuance of any Event of Default, the Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of Holdings, to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and to apply any amounts received thereon to the Obligations (including any and all post-petition interest), and (ii) to require Holdings (A) to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and (B) to pay any amounts received on such obligations to the Agent for application to the Obligations (including any and all post-petition interest).

(b) Holdings hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of Holdings’ Obligations under or in respect of the guarantee set forth in Article II or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Borrower, any other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the Termination Date.  If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the Termination Date, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of Holdings and shall forthwith be paid or delivered to the Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Obligations and all other amounts payable under the guarantee set forth in Article II, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Obligations or other amounts payable under such guarantee thereafter arising.  If any Guarantor shall make payment to any Secured Party of all or any part of the Obligations, the Agent will after the Termination Date, at Holdings’ request and expense, execute and deliver to Holdings appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to Holdings of an interest in the Obligations resulting from such payment made by Holdings pursuant to such guarantee.

ARTICLE VII.

The Agent

SECTION 7.01. The Agent

.

(a) The Agent has been appointed Agent for the Secured Parties hereunder pursuant to the Credit Agreement.  It is expressly understood and agreed by the parties to this Agreement that any authority conferred upon the Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Agent pursuant to the Credit Agreement, and that the Agent has agreed to act (and any successor Agent shall act) as such hereunder only on the express conditions contained in the Credit Agreement.  Any successor Agent appointed pursuant to the Credit Agreement shall be entitled to all the rights, interests and benefits of the Agent hereunder.

(b) Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to the Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral.  The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Agent in good faith.

(c) Notwithstanding anything in this Agreement to the contrary and for the avoidance of doubt, the Agent shall have no duty to act outside of the United States in respect of any Collateral located in any jurisdiction other than the United States.

(d) Holdings hereby acknowledges and agrees that all of the rights, privileges, protections, indemnities and immunities afforded the Agent under the Credit Agreement are hereby incorporated herein as if set forth herein in full.

ARTICLE VIII.

Miscellaneous

SECTION 8.01. Notices

.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement (whether or not then in effect), as such address may be changed by written notice to the Agent and the Borrower.  All communications and notices hereunder to Holdings shall be given to it in care of the Borrower, with such notice to be given as provided in Section 9.01 of the Credit Agreement (whether or not then in effect).

SECTION 8.02. Security Interest Absolute

.  All rights of the Agent hereunder, the security interest in the Collateral and all obligations of Holdings hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Holdings in respect of the Obligations or this Agreement (other than a defense of payment or performance).  Holdings agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of Holdings or otherwise.

SECTION 8.03. Limitation by Law

.  All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law or regulation, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law or regulation that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part.  Holdings and the Agent, for itself and on behalf of each Secured Parties, hereby confirms that it is the intention of all such persons that this Agreement and the pledge and security interest in the Collateral granted under this Agreement not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement and the security interest in the Collateral granted hereunder.  To effectuate the foregoing intention, the Agent, for itself and on behalf of each Secured Party, and Holdings hereby irrevocably agree that to the extent applicable the security interest in the Collateral granted hereunder at any time shall be limited to the maximum extent as will result in the security interest in the Collateral granted under this Agreement not constituting a fraudulent transfer or conveyance.

SECTION 8.04. Binding Effect; Several Agreement

.  This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such party and the Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.  This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.  In the event of any conflict between this Agreement and the terms of the Credit Agreement, the terms of this Agreement shall govern.

SECTION 8.05. Successors and Assigns

.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Holdings or the Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

SECTION 8.06. Agent’s Fees and Expenses; Indemnification

.

(a) The parties hereto agree that the Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, Holdings jointly and severally agrees to indemnify the Agent and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement) as provided for in Section 9.05(b) of the Credit Agreement.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents.  The provisions of this Section 8.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agent or any other Secured Party.  All amounts due under this Section 8.06 shall be payable on written demand therefor.

SECTION 8.07. Agent Appointed Attorney-in-Fact

.  Holdings hereby appoints the Agent the attorney-in-fact of Holdings for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent’s name or in the name of Holdings, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of Holdings on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require Holdings to notify, Account Debtors to make payment directly to the Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.  The Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to Holdings for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 8.08. GOVERNING LAW

.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

SECTION 8.09. Waivers; Amendment

.

(a) No failure or delay by the Agent, any L/C Issuer, any Lender or any other Secured Party in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The rights, powers and remedies of the Agent, any L/C Issuer, the Lenders or any other Secured Party hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 8.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Agent, any Lender, any L/C Issuer or any other Secured Party may have had notice or knowledge of such Default or Event of Default at the time.  No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof or of any other Security Document may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.  The Agent may conclusively rely on a certificate of an officer of the Borrower as to whether any amendment contemplated by this Section 8.09(b) is permitted.

SECTION 8.10. WAIVER OF JURY TRIAL

.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

SECTION 8.11. Severability

.  In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.12. Counterparts

.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 8.04.  Delivery of an executed counterpart to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed original.

SECTION 8.13. Headings

.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 8.14. Jurisdiction; Consent to Service of Process

.

(a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City in the borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Loan Documents in the courts of any jurisdiction, except that each of the Loan Parties agrees that (a) it will not bring any such action or proceeding in any court other than New York Courts (it being acknowledged and agreed by the parties hereto that any other forum would be inconvenient and inappropriate in view of the fact that more of the Lenders who would be affected by any such action or proceeding have contacts with the State of New York than any other jurisdiction), and (b) in any such action or proceeding brought against any Loan Party in any other court, it will not assert any cross-claim, counterclaim or setoff, or seek any other affirmative relief, except to the extent that the failure to assert the same will preclude such Loan Party from asserting or seeking the same in the New York Courts.

(b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or federal court of the United States of America sitting in New York City in the borough of Manhattan, and any appellate court from any thereof.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.01.  Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 8.15. Termination or Release

.

(a) This Agreement, the guarantees made herein, the pledges made herein, the security interests granted hereby, and all other Security Documents securing the Obligations (including without limitation foreign security documents), shall automatically terminate and/or be released all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to Holdings, as of the Termination Date.

(b) (i) Upon any sale or other transfer by Holdings of any Collateral that is permitted by the Credit Agreement to any person that is not a Loan Party or (ii) upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the security interest in such Collateral shall be automatically released, all without delivery of any instrument or performance of any act by any party.

(c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section 7.15, the Agent shall execute and deliver to Holdings, at Holdings’ expense, all documents that Holdings shall reasonably request to evidence such termination or release (including, without limitation, UCC termination statements), and will duly assign and transfer to Holdings, such of the Collateral that may be in the possession of the Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.  Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Agent.  In connection with any release pursuant to paragraph (a) or (b) above, Holdings shall be permitted to take any action in connection therewith consistent with such release including, without limitation, the filing of UCC termination statements.

SECTION 8.16. Right of Set-off

.  If an Event of Default shall have occurred and be continuing, each Lender, the Agent and each L/C Issuer is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender, the Agent or such L/C Issuer to or for the credit or the account of any party to this Agreement against any of and all the obligations of such party now or hereafter existing under this Agreement owed to such Lender, the Agent or such L/C Issuer, irrespective of whether or not such Lender, the Agent or such L/C Issuer shall have made any demand under this Agreement and although such obligations may be unmatured.  The rights of each Lender, the Agent and L/C Issuer under this Section 7.16 are in addition to other rights and remedies (including other rights of set-off) that such Lender, the Agent and such L/C Issuer may have.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

COLUMBIA LAKE ACQUISITION HOLDINGS, INC.

By:         /s/ LANCE MILKEN

Name:           Lance Milken

Title:           Vice President and Assistant Secretary

Accepted and Agreed:

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent and Collateral Agent

By:         /s/ EMILY JOHNSON

Name:           Emily Johnson

Title:           Vice President

Signature Page to Guarantee and Pledge Agreement

SCHEDULE I

To Guarantee and Pledge Agreement

DESCRIPTION OF PLEDGED EQUITY

Pledgor	Issuer	Certificate No.	No. of Shares	Percentage of Issued Shares
Columbia Lake Acquisition Holdings, Inc.	CKE Restaurants, Inc.	No. 2	100	100%

SCHEDULE II
FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

UCC Financing statement describing the Collateral filed in the Delaware Secretary of State naming Columbia Lake Acquisition Holdings, Inc., as Debtor and the Agent as Secured Party.